THE BRAMWELL GROWTH FUND
SEMI-ANNUAL REPORT - DECEMBER 1995
745 FIFTH AVENUE
NEW YORK, NEW YORK 10151


Dear Fellow Shareholders:

Investment Results - Quarter Ended December 1995
The Bramwell Growth Fund appreciated 32.6% for the calendar year 1995 to $13.55 net asset value per share after payment of a $0.036145 per share dividend on December 28th. Since inception, August 1, 1994, the Fund's cumulative return was 36.0% resulting in a compound average annual rate of return of 24.2% for the period. During the quarter ended December 31, 1995, the Fund declined 0.8%. Investment results compared to those of the S&P 500 Stock Index and the Lipper Growth Fund Index were:

Comparative Investment    March Q  June Q   Sept. Q  Dec. Q  One      Since
Returns                     1995    1995     1995     1995   Year  Inception<F1>
                          -------  ------   -------  ------ ------ ------------
The Bramwell Growth Fund      8.2%   10.9%    11.4%   (0.8)%  32.6%     24.2%
S&P 500 Stock Index<F2>       9.8     9.4      8.0     6.0    37.5      26.0
Lipper Growth Fund Index <F3> 7.2    10.7      9.1     1.5    31.5      22.0



        Bramwell Growth Fund    S&P 500 Stock Index     Lipper Growth Fund Index
        --------------------   --------------------     ------------------------
8/1/94        10,000                 10,000                 10,000
9/30/94       10,220                 10,086                 10,243
12/31/94      10,259                 10,082                 10,074
3/31/95       11,100                 11,067                 10,802
6/30/95       12,311                 12,118                 11,958
9/30/95       13,713                 13,083                 13,044
12/31/95      13,599                 13,866                 13,245

This chart assumes an initial investment of $10,000 made on 8/1/94 (inception). Returns shown include the reinvestment of all dividends and are net of expenses. The annual expense ratio is capped at 1.75%. Past performance is not predictive of future performance. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

<F1> Compound average annual return since inception 8/1/94. Cumulative return since inception through December 31, 1995 for The Bramwell Growth Fund was 36.0% compared to 38.7% for the S&P 500 Stock Index and 32.5% for the Lipper Growth Fund Index.
<F2> The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
<F3> The Lipper Growth Fund Index is an index made up of the 30 largest mutual funds in the Lipper Analytical Services,Inc. growth objective grouping. Funds comprising the Index are equal weighted and returns include the reinvestment of dividends and are net of expenses.The Fund ended December with net assets of $137.9 million and close to 14,000 shareholders, compared to $13.4 million and 2,173 shareholders at the end of December 1994.


COMMENTARY
Calendar 1995 was an exceptional year for the U.S. equity markets. Long-term interest rates fell two percentage points and corporate profits rose more than 15%. The Dow Jones Industrial Average broke records throughout the year and closed over 5000. In the fourth quarter, however, economic growth decelerated to an estimated Gross Domestic Product (GDP) rate of 2% from a 3.2% rate in the third quarter and investors took profits in technology stocks and moved to larger capitalization companies as evidenced by the strong performance of the S&P 500 Stock Index during the period. The Bramwell Growth Fund ended December 1995 with more than 60% of its assets invested in companies with market capitalizations under $5 billion that we believe are generally more attractively valued relative to their future growth prospects than are larger capitalization stocks.


OUTLOOK
While the 1995 equity markets benefited from declining interest rates and double-digit gains in corporate profits, we anticipate that 1996 equity markets will continue to benefit from ongoing declines in global interest rates and, to a lesser extent, more modest gains in corporate profits. We look for 1996 economic growth to continue at about a 2% annual rate and for S&P 500 Stock Index profits to slow to mid-single digits compared to more than 15% growth in 1995. Consumer spending is expected to remain cautious, given slow overall job expansion; capital spending is expected to moderate but pick up in the second half as new communications and computer technologies come to market; exports should benefit from improving conditions for our major trading partners:
Canada, Japan and Mexico.  European economies are expected to be sluggish.

Inflation is expected to continue to slow to less than 2%, given global outsourcing and competition, greater productivity driven by technology, a stronger U.S. dollar and bipartisan efforts to constrain the federal deficit.

Interest rates are expected to continue to decline in view of lower inflation than anticipated and the current wide spread between the Fed Funds rate of 5.5% and inflation. We continue to believe that the Federal Reserve has room to lower the Fed Funds rate by one to two percentage points just to bring it more in line with the historical average spread to inflation. Lower interest rates would not only lower the cost of debt, but would also encourage higher price/earnings ratios and positively impact the stock market. The resulting lower cost of capital, in turn, would stimulate economic expansion and job creation. Also, lower returns on money market funds would encourage money to flow into equities as investors endeavor to capture higher returns. Current slower-than-expected economic growth and lower-than-expected inflation increase the likelihood of short-term interest rates declining.

Despite smaller profit gains anticipated broad universe of companies with innovative products and services that will grow more rapidly and are attractively valued relative to the S&P 500 Stock Index with an estimated 7.5% secular growth rate and a price/earnings ratio of 15 times forward 12-month earnings. With the recent break in technology stocks, many companies with earnings growth prospects of 15% or more, or two or more times that of the S&P 500 Stock Index, are now selling at less than 10 times estimated 1996 earnings and at discounts to future growth compared to the S&P 500 Stock Index selling at two times secular earnings growth. Many fast-growing companies are also selling at favorable valuations to growth compared to large capitalization growth stocks that are oftentimes selling at 20 or more times 1996 estimated earnings and at one and a half times their future earnings growth rates. We believe that such market breaks in above-average growth companies provide selected opportunities to enhance our Fund's long-term investment returns.

Although our views are subject to change, we also like various investment themes wherein we currently believe the outlook for individual companies may largely transcend a slow overall economy:

- Financial Services: Favorable demographics as aging baby boomers expand the market for financial products: insurance (Allstate), mutual fund processing (DST Systems) and investment management and global custody (Northern Trust).

- Geographic Plays: The Pacific Northwest is growing faster than the rest of the United States as technology companies, in particular, expand in the region and as trade with the Pacific Rim continues to grow. Portfolio companies include Red Lion (lodging) and Washington Mutual (banking). Non-Japan Asia is growing 2-3 times faster than the United States. Companies with above-average exposure to this part of the world are Applied Materials (semiconductor equipment), AVX (capacitors) and Molex (connectors).

- Global Expansion: Rising personal income and an expanding middle class, especially in emerging countries, create opportunities for global brands:
Johnson & Johnson, Procter & Gamble and even Tiffany.

- Innovation: Companies that create their own growth and markets by introducing new products and services are: Merck (drugs) and Thermo Electron (multiple new technologies).

- Intellectual Property: Companies with proprietary data and knowledge that can leverage their know-how across various media include: Dow Jones (financial publishing), Gaylord Entertainment (country western music) and Pixar (computerized animation software).

- Outsourcing: The need to improve productivity and global competitiveness continues to drive outsourcing for manufacturing components (AVX, Illinois Tool Works, Molex), information processing (First Data, General Motors E) and non-permanent employees (On Assignment, Robert Half).


INVESTMENT APPROACH
The Bramwell Growth Fund seeks to achieve long-term capital growth by investing in companies believed to be positioned to benefit from the long-term payoff on research, product development, capital spending and market expansion. Up to 25% of the Fund's assets may be invested in foreign securities, and although the Fund will normally be invested in equities, the Fund may hold short-term money market or United States Government securities if market conditions warrant. Portfolio selection is largely based on primary research and is company-specific within the context of a macroeconomic and political framework. In the long term, we believe that equity investment in innovative and strategic ally positioned companies provides greater aftertax returns, preservation of global wealth, and participation in worldwide economic growth than either cash or bonds.


FUND INVESTMENT
The minimum initial investment for a Regular account is $1,000 and $500 for an IRA or Gift to Minor account. Subsequent investment minimums are $100 for Regular and IRA accounts and $50 for a Gift to Minor account. Equity markets are inherently volatile and investors are encouraged to invest over time. In the long term, the rewards of ownership are anticipated to more than compensate for the risk of day-to-day price fluctuations. An Automatic Investment Plan, with initial and subsequent investment minimums of $50 per month, is available upon request to facilitate regular investment. The Fund's net asset value is available each evening after 6:00 p.m. (EST) by calling 1-800-BRAMCAP (1-800-272-6227). Please also call this number if you need assistance or additional information.

        Sincerely,

        /s/ Elizabeth R. Bramwell

        Elizabeth R. Bramwell, CFA
        President and Chief Investment Officer



January 25, 1996

The outlook and opinions expressed above represent the views of the investment adviser as of January 25, 1996, and are subject to change as market and economic events unfold.
                          Top Ten Equity Holdings
                             December 31, 1995

     Eckerd                 3.7%        AVX                  2.2%
     Allstate               3.1        Johnson & Johnson     2.2
     Walgreen               2.7        LSI Logic             2.0
     General Motors E       2.4         Merck                1.9
     Thermo Electron        2.2        Illinois Tool Works   1.8



                         Top Ten Industry Sectors
                             December 31, 1995

     Industrial Products    15.7%      Insurance             5.8%
     Retailing              13.5       Health Care           5.5
     Technology             13.2       Food & Beverage       3.8
     Information Processing  9.7       Entertainment         3.6
     Financial Services      7.0       Communications        3.4





PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995 (UNAUDITED)
                                                        Shares          Value
                                                       -------        -------
COMMON STOCKS - 97.8%

Apparel - 1.2%
Cutter & Buck, Inc. <F2>                                25,000     $  212,500
Oakley, Inc. <F3>                                       23,000        782,000
Sola International, Inc. <F3>                           25,000        631,250
                                                                   ----------
                                                                    1,625,750

Automotive - 2.8%
Case Corporation                                        45,000      2,058,750
Chrysler Corporation                                    20,000      1,107,500
General Motors Corporation, Class H                     15,000        736,875
                                                                   ----------
                                                                    3,903,125

Communications - 3.4%
Ericsson (L.M.) Telephone Company                       25,000        487,500
Infinity Broadcasting Corporation< F3>                  10,800        402,300
Microwave Power Devices, Inc. <F3>                       5,000         55,625
Nokia Corp. - ADR                                       43,000      1,671,625
Pairgain Technologies, Inc. <F3>                        12,000        657,000
StrataCom, Inc. <F3>                                    20,000      1,470,000
                                                                   ----------
                                                                    4,744,050

Entertainment - 3.6%
Cinar Films, Inc., Class B <F3>                         30,000        453,750
Gaylord Entertainment Company                           55,750      1,547,062
Pixar, Inc. <F3>                                        20,500        591,938
Regal Cinemas, Inc. <F3>                                82,500      2,454,375
                                                                   ----------
                                                                    5,047,125

Financial Services - 7.0%
Charles Schwab Corporation (The)                        35,000        704,375
Collective Bancorp, Inc.                                40,000      1,015,000
Dow Jones & Company, Inc.                               55,000      2,193,125
J.P. Morgan & Company, Inc.                             10,000        802,500
Northern Trust Company                                  25,000      1,400,000
Norwest Corporation                                     65,000      2,145,000
Washington Mutual, Inc.                                 50,000      1,443,750
                                                                   ----------
                                                                    9,703,750

Food-& Beverage - 3.8%
Coca-Cola Company (The)                                 12,000        891,000
CPC International, Inc.                                 35,700      2,449,912
Hershey Foods Corporation                               25,000      1,625,000
Pepsi Cola Puerto Rico Bottling Company                 20,000        230,000
                                                                   ----------
                                                                    5,195,912

Health Care Products - 4.8%
Ballard Medical Products                                51,500        920,563
Johnson & Johnson                                       35,100      3,005,437
Merck & Company, Inc.                                   40,000      2,630,000
Oncogene Science, Inc. <F3>                             10,000         95,000
                                                                   ----------
                                                                    6,651,000

Health Care Services - 0.7%
Healthsource, Inc. <F3>                                 16,400        590,400
United HealthCare Corporation                            5,000        327,500
                                                                   ----------
                                                                      917,900

Household Products & Furnishings - 2.2%
Gillette Company (The)                                  14,000        729,750
Procter & Gamble Company                                27,000      2,241,000
                                                                   ----------
                                                                    2,970,750

Industrial Products - 15.7%
AMP Inc.                                                40,400      1,550,350
AVX Corp. <F3>                                         115,000      3,047,500
C.P. Clare Corporation <F3>                             50,000      1,025,000
Emerson Electric Company                                20,900      1,708,575
General Electric Company                                33,000      2,376,000
Illinois Tool Works, Inc.                               43,000      2,537,000
KEMET Corporation <F3>                                  26,000        620,750
Kennametal, Inc.                                        35,400      1,123,950
Kent Electronics Corporation <F3>                       15,000        875,625
Methode Electronics, Inc. - A                           52,500        748,125
Minerals Technologies, Inc.                             30,000      1,095,000
Molex Inc., Class A                                     80,687      2,471,039
Vishay Intertechnology Group, Inc. <F3>                 50,500      1,590,750
Waters Corporation                                      14,900        271,925
X-Rite, Inc.                                            40,000        565,000
                                                                   ----------
                                                                   21,606,589

Information Processing:
Office Equipment - 4.2%
Danka Business Systems PLC-ADR                          41,000      1,517,000
Hewlett-Packard Company                                 30,000      2,512,500
Silicon Graphics, Inc.                                  38,000      1,045,000
Sun Microsystems, Inc.                                  16,000        730,000
                                                                   ----------
                                                                    5,804,500

Information Processing:
Services - 4.4%
Ciber, Inc.                                             14,000        327,250
DST Systems, Inc. <F3>                                  33,000        940,500
First Data Corporation                                  22,929      1,533,377
General Motors Corp., Class E                           63,000      3,276,000
                                                                  -----------
                                                                    6,077,127

Information Processing:
Software - 1.1%
Oracle Systems Corporation <F3>                         10,000        423,750
SAP AG-ADR                                              20,000      1,033,800
                                                                   ----------
                                                                    1,457,550

Insurance - 5.8%
Allstate Corporation                                   105,300      4,330,463
Berkley (W.R.) Corporation                               4,000        215,000
Chubb Corporation                                       25,000      2,418,750
Horace Mann Educators Corporation                       34,000      1,062,500
                                                                   ----------
                                                                    8,026,713

Lodging - 1.4%
Micros Systems, Inc. <F3>                               20,000        985,000
Red Lion Hotels, Inc. <F3>                              55,600        973,000
                                                                   ----------
                                                                    1,958,000


Metals - 0.6%
OM Group, Inc.                                          20,000        662,500
Universal Stainless & Alloy Products, Inc. <F3>         20,000        212,500
                                                                   ----------
                                                                      875,000
Packaging - 1.0%
Sealed Air Corporation <F3>                             15,000        421,875
Sonoco Products Company                                 36,750        964,688
                                                                   ----------
                                                                    1,386,563

Restaurants - 1.9%
Lone Star Steakhouse & Saloon, Inc. <F3>                56,000      2,149,000
McDonalds Corporation                                   10,000        451,250
                                                                   ----------
                                                                    2,600,250

Retailing - 13.5%
Eckerd Corporation <F3>                                115,000      5,131,875
Just For Feet, Inc. <F3>                                45,000      1,608,750
Kohl's Corporation <F3>                                 38,000      1,995,000
OfficeMax, Inc. <F3>                                    30,000        671,250
Staples, Inc. <F3>                                      50,000      1,218,750
Sunglass Hut International                              35,000        831,250
Talbots, Inc. (The)                                     85,100      2,446,625
Tiffany & Co.                                           18,400        926,900
Walgreen Company                                       125,000      3,734,375
                                                                  -----------
                                                                   18,564,775


Services: Temporary Help - 2.7%
Interim Services, Inc. <F3>                             35,000      1,216,250
On Assignment, Inc. <F3>                                30,000        982,500
Robert Half International, Inc. <F3>                    35,000      1,465,625
                                                                  -----------
                                                                    3,664,375

Technology:
Semiconductors/Equipment - 9.7%
Analog Devices, Inc. <F3>                               50,000      1,768,750
Applied Materials, Inc. <F3>                            60,000      2,362,500
Cisco Systems, Inc. <F3>                                33,000      2,462,625
Fusion Systems Corporation <F3>                         36,000      1,008,000
Intel Corporation                                       15,000        851,250
Lam Research Corporation <F3>                           20,000        915,000
LSI Logic Corporation <F3>                              83,000      2,718,250
Tencor Instruments <F3>                                 55,000      1,340,625
                                                                  -----------
                                                                   13,427,000

Technology: Other - 3.5%
Loral Corporation                                       32,000      1,132,000
Thermo Electron Corporation <F3>                        58,650      3,049,800
ThermoLase Corporation*                                 25,000        646,875
                                                                   ----------
                                                                    4,828,675

Transportation - 2.8%
Bombardier, Inc., Class B                               90,000      1,187,820
Fritz Companies, Inc. <F3>                              20,000        830,000
Kansas City Southern Industries, Inc.                   40,000      1,830,000
                                                                   ----------
                                                                    3,847,820

Total Common Stocks
(Cost $121,660,757)                                               134,884,299
                                                                  -----------

                                                     Principal
                                                        Amount
                                                    ----------
CONVERTIBLE BONDS - 1.0%
Analog Devices,
    3.50%,  Due 12/1/00                              $  50,000         54,000
Magna International,
    5.00%,  Due 10/15/02                               500,000        510,000
Starbucks Corporation,
    4.25%,  Due 11/1/02                                500,000        532,500
Thermo Electron,
    4.25%,  Due 1/3/03                                 250,000        272,812
                                                                    ---------
Total Convertible Bonds
(Cost $1,298,750)                                                   1,369,312
                                                                    ---------

                                                     Principal
                                                        Amount          Value
                                                    ----------     ----------
Variable Rate Demand Notes - 2.1%
General Mills, Inc.                                 $  832,000     $  832,000
Pitney Bowes, Inc.                                   1,390,000      1,390,000
Southwestern Bell Corporation                           53,500         53,500
Wisconsin Electric Power Co.                           609,000        609,000
                                                                   ----------
Total Variable Rate Demand Notes
(Cost $2,884,500)                                                   2,884,500
                                                                   ----------

Total Investments---100.9%
(Cost $125,844,007)                                               139,138,111

Liabilities, less Cash and Other Assets - (0.9)%                  (1,252,648)

Net Assets - 100.0%
(10,174,633 shares outstanding)                                  $137,885,463
                                                                 ============

Net Asset Value, Offering and
Redemption Price per Share                                             $13.55
                                                                       ======

<F5> Non-income producing security.
See notes to financial statements.


                      STATEMENT OF ASSETS AND LIABILITIES
                         DECEMBER 31, 1995 (UNAUDITED)

ASSETS:
Investments at market value (cost $125,844,007)                  $139,138,111
Receivable for investments sold                                       622,419
Dividends and interest receivable                                     130,285
Organizational costs, net of accumulated amortization                 124,845
Prepaid expenses                                                       45,411
                                                                 ------------
Total Assets                                                      140,061,071
                                                                 ------------

LIABILITIES:
Payable for securities purchased                                    1,989,615
Accrued investment advisory fees                                      115,001
Accrued expenses                                                       70,992
                                                                 ------------
Total Liabilities                                                   2,175,608
                                                                 ------------
NET ASSETS                                                       $137,885,463
                                                                 ============

NET ASSETS CONSIST OF:
Capital stock                                                    $122,826,325
Undistributed net realized gain on investments                      1,765,034
Net unrealized appreciation on investments                         13,294,104
                                                                 ------------
NET ASSETS                                                       $137,885,463
                                                                 ============
CAPITAL STOCK, $.0001 par value
Authorized                                                        200,000,000
Issued and outstanding                                             10,174,633

NET ASSET VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE                                           $13.55
                                                                       ======

See notes to financial statements.



                            STATEMENT OF OPERATIONS
                 SIX MONTHS ENDED DECEMBER 31, 1995 (UNAUDITED)

INVESTMENT INCOME:
Dividends                                                          $  416,359
Interest                                                              216,296
                                                                   ----------
Total Investment Income                                               632,655
                                                                   ----------

EXPENSES:
Investment advisory fees                                              540,073
Distribution fees                                                     135,018
Fund administration and accounting fees                                71,926
Shareholder servicing fees                                             47,074
Federal and state registration fees                                    45,349
Custody fees                                                           16,865
Amortization of organizational expenses                                13,099
Reports to shareholders                                                12,547
Directors' fees                                                        12,364
Legal fees                                                             11,416
Insurance                                                               9,248
Audit fees                                                              6,266
Miscellaneous                                                           2,288
Pricing                                                                 1,649
                                                                   ----------
Total Expenses                                                        925,182
                                                                   ----------

NET INVESTMENT LOSS                                                 (292,527)
                                                                   ----------

REALIZED AND UNREALIZED GAIN:
Net realized gain on investment transactions                        2,041,004
Change in unrealized appreciation on investments                    6,069,635
                                                                   ----------
Net Gain on Investments                                             8,110,639
                                                                   ----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                          $7,818,112
                                                                   ==========
See notes to financial statements.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months           For the Period
                                            Ended          August 1, 1994 <F5>
                                      December 31, 1995             to
                                         (Unaudited)          June 30, 1995
                                      ----------------      ------------------
OPERATIONS:
Net investment loss                     $ (292,527)           $  (23,655)
Net realized gain on
  investments                             2,041,004                90,406
Change in unrealized
  appreciation on
  investments                             6,069,635             7,224,469
                                        -----------           -----------
Net increase in net assets
  resulting from
  operations                              7,818,112             7,291,220
                                        -----------           -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from 7,445,434
  and 5,234,360 shares issued            99,488,593            56,905,122
Net asset value of 22,178
  and 1,115 shares issued
  to holders in reinvest-
  ment of dividends                         298,517                11,842
Cost of 2,354,553 and
  183,941 shares redeemed              (31,594,726)           (2,054,484)
                                       ------------           -----------
Net increase                             68,192,384            54,862,480
                                       ------------           -----------

DIVIDENDS PAID FROM:
Net investment income                             -              (12,357)
Net realized gains                        (366,376)                     -
                                       ------------           -----------

TOTAL INCREASE IN NET ASSETS             75,644,120            62,141,343

NET ASSETS:
Beginning of period                      62,241,343               100,000
                                       ------------           -----------
End of period                          $137,885,463           $62,241,343
                                       ============           ===========
<F5>  Commencement of Operations

See notes to financial statements.



FINANCIAL HIGHLIGHTS

                                        Six Months           For the Period
                                          Ended           August 1, 1994 <F6>
                                    December 31, 1995              to
                                       (Unaudited)           June 30, 1995
                                    -----------------      ------------------

Net asset value, beginning of period         $12.30                $10.00

Income from investment operations:
Net investment loss                          (0.03)                   -  <F7>
Net realized and unrealized
  gains on securities                          1.32                  2.31
                                             ------                ------
Total from investment operations               1.29                  2.31
                                             ------                ------

Less distributions:
Dividends from net investment income            -                   (0.01)

Distributions from capital gains             (0.04)                   -
                                             ------               -------

Total distributions                          (0.04)                (0.01)
                                             ------               -------

Net asset value, end of period               $13.55                $12.30
                                             ======                ======

Total return <F8>                             10.5%                 23.1%

Supplemental data and ratios:
Net assets, end of period              $137,885,463           $62,241,343

Ratio of expenses to
  average net assets <F9>                     1.71%                 1.75%<F8>

Ratio of net loss to
  average net assets <F9>                   (0.54)%               (0.11)%<F10>

Portfolio turnover rate                         53%                   80%

<F6> Commencement of Operations
<F7> Less than $(0.01)
<F8> Not annualized
<F9> Annualized
<F10> Net of reimbursements and waivers. Absent reimbursements and waivers of expenses by adviser, the ratios of expenses and net investment loss to average net assets for the period August 1, 1994 to June 30, 1995, would have been 2.68% and (1.04)%, respectively.

See notes to financial statements.


NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION
The Bramwell Funds, Inc. (the "Company") was incorporated on June 3, 1994 and is registered as an open-end, management investment company organized as a series fund under the Investment Company Act of 1940 (the "1940 Act"). The Bramwell Growth Fund (the "Fund"), which commenced operations on August 1, 1994, is a separate diversified portfolio of the Company. The Fund issued and sold 10,000 shares ("initial shares") of its common stock at $10 per share to Bramwell Capital Management, Inc. ("BramCap"). BramCap is the Fund's investment adviser.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - A security listed or traded on a recognized stock exchange or quoted on Nasdaq is valued at its last sale price prior to the time when assets are valued on the principal exchange on which the security is traded or on Nasdaq. If no sale is reported on the valuation date, the most current bid price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the most current bid price. Debt securities which will mature in more than 60 days are valued at prices furnished by a pricing service approved by the Board of Directors. Whenever a furnished price is significantly different from the previous day's furnished price, BramCap will review to determine that the price is appropriate. Securities which will mature in 60 days or less are valued at amortized cost, which approximates market value. Variable rate demand notes are valued at cost which approximates market value. These notes are unsecured and could present credit risk to the extent the issuer defaults on its payment obligation. The creditworthiness of the issuer is monitored and these notes have been determined to present minimal credit risk by BramCap. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

b) Federal Income Taxes - The Company's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

c) Distributions to Shareholders - Dividends from net investment income are declared and paid annually in December. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. Accordingly, at June 30, 1995, reclassifications were recorded from accumulated net investment losses to reduce capital stock by $8,540 and undistributed net realized gain on investments by $27,472.

d) Organizational Costs - The costs incurred in connection with the organization, initial registration and public offering of shares of the Fund aggregated $153,472. These costs are being amortized over the period of benefit, reflecting anticipated future asset levels of the Fund, but not to exceed 60 months from the Fund's commencement of operations.

e) Other - Investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.


3. INVESTMENT TRANSACTIONS
The aggregate purchases and sales of securities, excluding short-term investments for the Fund, for the six months ended December 31, 1995 were $122,796,994 and $52,961,240, respectively. There were no purchases or sales of U.S. Government securities. At December 31, 1995, gross unrealized appreciation and depreciation of investments were as follows:

Appreciation                           $18,639,649
Depreciation                           (5,345,545)
                                       -----------
Net appreciation on investments        $13,294,104
                                       ===========


4. INVESTMENT ADVISORY AGREEMENT
The Fund has an agreement with BramCap, with whom certain officers and a director of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay BramCap a monthly fee at the annual rate of 1.00% on average daily net assets. The Fund's investment adviser has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.75% of the Fund's average net assets until June 30, 1996.
After such date, the expense limitation may be terminated or revised at any time.


5. DISTRIBUTION PLAN
The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets.


                            The Bramwell Growth Fund
                                745 Fifth Avenue
                            New York, New York 10151
                                 1-800-BRAMCAP
                                (1-800-272-6227)

Board of Directors
----------------------------
Elizabeth R. Bramwell, CFA
President, Chief Investment and Financial Officer
The Bramwell Funds, Inc.

J. Sinclair Armstrong
Counsel
Whitman Breed Abbott & Morgan
Former Commissioner and Chairman
Securities and Exchange Commission

Isabel H. Benham
President, Board of Trustees
John W. Barringer III National Railroad Library

George F. Keane
President Emeritus and Senior Investment Adviser
The Common Fund, Inc.
James C. Sargent
Counsel
Opton, Handler, Gottlieb, Feiler, Landau & Hirsch
Former Commissioner
Securities and Exchange Commission

Martha R. Seger, Ph.D.
Chairman
Martha Seger & Associates
Former Governor
Federal Reserve Board


Officers
Elizabeth R. Bramwell, CFA
President, Chief Investment and Financial Officer

Mary F. McCollum
Secretary and Treasurer

Margaret A. Bancroft
Assistant Secretary

Investment Adviser
Bramwell Capital Management, Inc.

Administrator
Sunstone Financial Group, Inc.

Counsel
Dechert Price & Rhoads

Independent Certified Public Accountants
Coopers & Lybrand L.L.P.

Custodian, Transfer Agent and Dividend Disbursing Agent
Firstar Trust Company

This financial statement is submitted for the general information of the shareholders of The Bramwell Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.



SEMI-ANNUAL REPORT

December 31, 1995

The Bramwell Growth Fund

Elizabeth R. Bramwell, CFA
President and Chief Investment Officer

The Bramwell Funds, Inc.
1-800-BRAMCAP
1-800-272-6227